                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                 U S LIQUIDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                U S LIQUIDS INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 10, 2001

To the Stockholders of U S Liquids Inc.:

         The 2001 Annual Meeting of Stockholders of U S Liquids Inc. (the "Company") will be held on July 10, 2001 at 1:00 P.M. (Houston time), at the Hotel Sofitel, 425 E. North Belt, Houston, Texas 77060. The items of business to be considered are:

         1. The election of two directors to serve for a term of three years each;

         2.       The approval of the U S Liquids Inc. 2001 Stock Awards Plan;

         3. The ratification of the selection of Arthur Andersen LLP as the Company's independent accountants for 2001; and

         4. Such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on May 14, 2001 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. SHOULD YOU ATTEND, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                       By Order of the Board of Directors




                                       Earl J. Blackwell, Secretary

Houston, Texas
June 14, 2001

                                U S LIQUIDS INC.
                   411 N. SAM HOUSTON PARKWAY EAST, SUITE 400
                            HOUSTON, TEXAS 77060-3545

                                 PROXY STATEMENT

                               -------------------

         This Proxy Statement is furnished to the stockholders of U S Liquids Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies to be voted at the 2001 Annual Meeting of Stockholders of the Company and any adjournment thereof. The Annual Meeting will be held on July 10, 2001 at 1:00 P.M. (Houston time) at the Hotel Sofitel, 425 E. North Belt, Houston, Texas 77060. Information in this Proxy Statement is as of June 1, 2001 unless otherwise stated. The approximate date on which this Proxy Statement and enclosed form of proxy have been mailed to stockholders is June 14, 2001.

                               GENERAL INFORMATION

         Stockholders of record at the close of business on May 14, 2001 (the "Record Date") are entitled to notice of the Annual Meeting and to vote the shares of common stock, par value $.01 per share (the "Common Stock"), held by them on such date at the Annual Meeting or any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be open for inspection by any stockholder at the offices of the Company during normal business hours for a period of at least ten days before the Annual Meeting. As of the Record Date, there were 15,956,876 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each item of business to be considered at the Annual Meeting.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote for each of the nominees for director and for each of the other proposals presented in this Proxy Statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. A stockholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy will be suspended if the stockholder attends the Annual Meeting in person and requests to vote at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee (such as a broker or bank) holding shares in "street name" as the registered holder for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. A plurality of the votes duly cast is required for the election of directors (i.e., individuals who receive the greatest number of votes are elected as directors up to the maximum number of directors to be chosen). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote is required to approve all other proposals. Abstentions are not counted for purposes of the election of directors, but are counted as votes against each of the other proposals. A broker "non-vote" is not counted for purposes of the election of directors or approving any other proposal.

         The Board of Directors recommends that the stockholders vote for each of the nominees for director and for each of the other proposals. The enclosed proxy is solicited on behalf of the Board of Directors.

            SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of June 1, 2001 by (i) each stockholder of the Company who is known by the Company to beneficially own more than five percent of the outstanding common stock, (ii) each director and executive officer, and
(iii) all directors and executive officers as a group. Unless otherwise indicated, all persons listed have an address c/o the Company's principal executive offices and have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.


                         NAME AND ADDRESS                                                   NUMBER OF      PERCENT OF
                         OF BENEFICIAL OWNER                                                  SHARES          CLASS
                         -------------------                                                ---------      ----------
Michael P. Lawlor (1)  ...............................................................        348,375          2.1%
Earl J. Blackwell (2) ................................................................        358,000          2.2
Gary J. Van Rooyan (3)  ..............................................................         43,055           *
Harry O. Nicodemus IV (4)  ...........................................................         10,833           *
Steven J. Read (5)  ..................................................................         17,706           *
William M. DeArman (6)................................................................        270,200          1.7
W. Gregory Orr (7)  ..................................................................        716,438          4.5
Alfred Tyler 2nd (8)  ................................................................         55,000           *
James F. McEneaney, Jr. (9)  .........................................................         30,000           *
John N. Hatsopoulos (10)  ............................................................         60,000           *
Roger A. Ramsey (11)  ................................................................         20,400           *
Franklin Resources Inc. (12)  ........................................................      1,061,700          6.7
  777 Mariners Island Boulevard, 6th Fl.
  San Mateo, California  94404
Laird Norton Financial Group, Inc. (13)  .............................................      1,169,620          7.3
   801 Second Avenue, Suite 1600
   Seattle, Washington  98104
Sanifill, Inc. (14)  .................................................................      1,000,000          5.9
   1001 Fannin Street, Suite 4000
   Houston, Texas 77002
All directors and executive officers as a group (11 persons) (15)  ...................      1,930,007         11.7

--------------------
(1) Includes 35,100 shares held by The Lawlor Family, L.L.C., a limited liability company, over which Mr. Lawlor, as the manager, has sole voting and investment power, 10,000 shares held in an individual retirement account for the benefit of Mr. Lawlor, 3,275 shares held by the U S Liquids Employee Stock Purchase Plan for the benefit of Mr. Lawlor, and 300,000 shares which Mr. Lawlor has the right to acquire pursuant to the terms of a stock option granted by the Company to him.

(2) Includes 180,000 shares held by The Earl J. and Christine J. Blackwell Family LLC, a limited liability company, over which Mr. Blackwell, as the manager, has sole voting and investment power, and 103,000 shares held in an individual retirement account for the benefit of Mr. Blackwell.

(3) Includes 1,772 shares held by the U S Liquids Employee Stock Purchase Plan for Mr. Van Rooyan and 40,833 shares which Mr. Van Rooyan has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(4) Represents shares which Mr. Nicodemus has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(5) Includes 3,540 shares held by the U S Liquids Employee Stock Purchase Plan for the benefit of Mr. Read and 14,166 shares which Mr. Read has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(6) Includes 200,000 shares held by a trust of which Mr. DeArman is the sole beneficiary, 60,200 shares held by a broker for the benefit of Mr. DeArman, and 10,000 shares which Mr. DeArman has the right to acquire pursuant to the terms of a stock option granted by the Company to him.

(7) Includes 250,000 shares held by The Wiley Gregory & Genene M. Orr Family LLC, a limited liability company, over which Mr. Orr, as the manager, has sole voting and investment power, 100,000 shares held by a broker for the benefit of Mr. Orr, 2,938 shares held by the U S Liquids Employee Stock Purchase Plan for the benefit of Mr. Orr, 15,000 shares held by Mr. Orr's wife, Genene Orr, and 15,000 shares held by Mr. Orr's wife as custodian for two of Mr. Orr's children.

(8) Includes 25,000 shares held by a corporation controlled by Mr. Tyler and 30,000 shares which Mr. Tyler has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(9) Includes 29,000 shares which Mr. McEneaney has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(10) Includes 25,000 shares which Mr. Hatsopoulos has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.

(11) Includes 20,000 shares which Mr. Ramsey has the right to acquire pursuant to the terms of certain stock options granted by the Company to him.
(12) Includes shares owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of Franklin Resources, Inc. The
       Schedule 13G/A filed by Franklin Resources on February 7, 2000 states that (i) such advisory subsidiaries of Franklin Resources have sole investment and/or voting power over such shares, and (ii) Charles B. Johnson and Rupert H. Johnson, Jr. are the principal stockholders of Franklin Resources and, thus, may each be deemed to be the beneficial owner of such shares.
(13) Includes shares owned by Wentworth, Hauser & Violich and Laird Norton Trust Company, wholly owned subsidiaries of Laird Norton Financial Group, Inc. The Schedule 13G filed by Laird Norton Financial Group on April 6, 2001 states that Laird Norton Financial Group shares the power to vote and dispose of such shares.
(14) Represents shares which Sanifill, Inc. has the right to acquire pursuant to the terms of a warrant issued by the Company to Sanifill.
(15) Excludes 64,168 total shares subject to options granted to Messrs. Van Rooyan, Nicodemus and Read that are not exercisable prior to August 1, 2001.

  * Constitutes less than one percent of the outstanding common stock.


                              ELECTION OF DIRECTORS
                                    (ITEM 1)

         The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not less than three members. The current number of directors is seven. For election purposes, directors are divided into two groups of two directors and a third group of three directors. Each group holds office for three years. The Certificate of Incorporation further provides that one group of the Board shall be elected at each annual meeting.

         At the Annual Meeting, stockholders will elect two directors who will hold office until the annual meeting of stockholders in 2004. The Board has nominated James F. McEneaney, Jr. and Alfred Tyler 2nd to be elected at the Annual Meeting. Both nominees presently serve on the Board and have consented to continue to serve as a director if elected. If any nominee should be unavailable to serve for any reason, which is not anticipated, the persons named as proxies will vote the shares represented by all valid proxy cards for such substitute nominee as the Board of Directors recommends.

         The following is a brief account of the business experience during the past five years of each of our directors and executive officers, including his principal occupation and employment during that period, and the name and principal business of any corporation or other organization in which each person has been occupied or employed. Directorships in certain companies presently held by a director or executive officer are also set forth.

         Michael P. Lawlor (age 61) has served as a director of the Company since June 1997. On August 25, 1997, Mr. Lawlor assumed the positions of Chairman of the Board and Chief Executive Officer of the Company. From March 1996 to August 1997, Mr. Lawlor was a private investor. From December 1992 to March 1996, Mr. Lawlor was Chief Executive Officer and a director of
ITEQ, Inc. f/k/a Air-Cure Technologies, Inc., a manufacturer of air treatment and air moving and process systems, equipment and components. From 1970 to 1992, Mr. Lawlor held various positions with Browning-Ferris Industries, Inc., a national waste services company. Mr. Lawlor started with Browning-Ferris in 1970, became a corporate officer in 1978, and from 1970 to 1988 was responsible for all of Browning-Ferris' landfill operations, during which time total landfill revenues grew from $1 million to $500 million annually. Mr. Lawlor was the Chairman of the Wildlife Habitat Enhancement Council, a nonprofit conservation organization, from 1992 to 1996. Mr. Lawlor's term on the Board of Directors expires in 2003.

         Earl J. Blackwell (age 59) is a co-founder of the Company and has served as Chief Financial Officer, Senior Vice President-Finance and Secretary of the Company from November 1996 to the present. From 1991 to December 1996, Mr. Blackwell was a Divisional Controller for Sanifill, Inc., a national waste services company acquired by Waste Management, Inc. in 1996.

         Gary J. Van Rooyan (age 55) became Vice President and General Counsel of the Company in September 1998. Mr. Van Rooyan has been engaged in the practice of law for over 25 years, nearly 15 of which have been in the waste industry. From August 1996 until September 1998, Mr. Van Rooyan was Senior Corporate Counsel for Browning-Ferris. From 1986 until August 1996, Mr. Van Rooyan held positions as Regional General Counsel for various regions of Browning- Ferris. From 1981 through 1985, Mr. Van Rooyan served as Senior Counsel for the Dresser Atlas Oilfield Services Group of Dresser Industries. From 1975 until 1981, Mr. Van Rooyan was engaged in the private practice of law.

         Harry O. Nicodemus IV (age 53) became Vice President and Chief Accounting Officer of the Company in October 1999. From 1997 until August 1999, Mr. Nicodemus was the Chief Financial Officer of American Residential Services, Inc., a national provider of services for heating, ventilating and air conditioning, plumbing and other systems in homes and small commercial buildings. From 1996 until 1997, he served as the Controller of Drilex International Inc., an oil and gas field services company located in Houston, Texas. From 1994 until 1996, Mr. Nicodemus was the Vice President, Chief Accounting Officer and Controller of American Ecology Corporation, a provider of hazardous waste treatment services.

         Steven J. Read (age 34) has served as Vice President and Treasurer of the Company since October 1999. From April 1998 to October 1999, Mr. Read served as Tax Director of the Company. From 1994 until 1998, Mr. Read was a Senior Analyst in Finance, Acquisitions and Tax for TETRA Technologies, Inc. From 1993 until 1994, Mr. Read was a Finance Manager for American General Corporation. From 1989 until 1993, Mr. Read held various positions at Ernst & Young, LLP.

         William M. DeArman (age50) is a co-founder of the Company and became a director of the Company in May 2001. From 1991 to 1997, he was a Vice President, Partner and Director of Sanders Morris Mundy Inc. (now Sanders Morris Harris Inc.), a Houston based investment firm. Since 1997, Mr. DeArman has devoted most of his time to managing his personal investment portfolio. Mr. DeArman is also the manager and majority owner of Premium Aircraft Parts LLC, a company engaged in the sale of new and aftermarket aircraft parts. Mr. DeArman's term on the Board of Directors expires in 2002.

         John N. Hatsopoulos (age 67) became a director of the Company in December 1998. Currently, Mr. Hatsopoulos is the Chairman and Chief Executive Officer of Tecogen, Inc., a manufacturer of cogeneration, air conditioning and refrigeration equipment. Mr. Hatsopoulos served as Thermo Electron Corporation's President from 1997 until 1999 and as its Chief Financial Officer and Executive Vice President from 1988 until 1997. In addition, he is a member of the Board of Directors of Premier, Inc., a privately held organization of hospitals and health systems. Mr. Hatsopoulos' term on the Board of Directors expires in 2002.

         James F. McEneaney, Jr. (age 62) became a director of the Company in October 1997. He is the retired President and Chief Operating Officer of Ryland Homes, positions he held from 1980 to 1992. Mr. McEneaney also served as Executive Vice President and a director of The Ryland Group, Inc. from 1981 to 1993. Mr. McEneaney also was a founder of The Fortress Group, Inc., which was organized to consolidate home builders in North America. He served as the company's Chief Executive Officer from July 1995 through December 1995, and as a member of its Board of Directors from 1995 until May 1997. Since August 1993, Mr. McEneaney has served as President of MacCan Associates, Inc., a management consulting firm. Currently, Mr. McEneaney serves as Chairman of the Board of Anne Arundel Health Systems, Inc. Mr. McEneaney's term on the Board of Directors expires in 2001.

         W. Gregory Orr (age 45) is a co-founder of the Company and served as the Chief Operating Officer and President of the Company from August 1997 to November 2000. Mr. Orr also served as Chairman of the Board, Chief Executive Officer and President of the Company from November 1996 to August 1997.
Mr. Orr currently is a private investor. From 1995 until December 1996, Mr. Orr was the President and Chief Operating Officer of two subsidiaries of Sanifill, Inc. Mr. Orr's term on the Board of Directors expires in 2003.

         Roger A. Ramsey (age 62) became a director of the Company in January 1999. Mr. Ramsey is the Chairman of VeriCenter, Inc., an application service provider located in Houston, Texas. From 1990 through 1998, Mr. Ramsey served as Chairman and Chief Executive Officer of Allied Waste Industries, Inc. Mr. Ramsey is a member of the Board of Directors of Allied Waste. In addition, Mr. Ramsey is a member of the Texas Christian University Board of Trustees and a director of several private corporations. Mr. Ramsey's term on the Board of Directors expires in 2003.

         Alfred Tyler 2nd (age 58) became a director of the Company in June 1997. Mr. Tyler has over 20 years experience in the environmental services industry, most recently as the President and Chief Executive Officer of Enviro-Gro Technologies, a provider of sludge management services. In 1992, Enviro-Gro was sold to Wheelabrator Technologies and Mr. Tyler resigned his positions to manage his other investments. From 1989 to the present, Mr. Tyler has been the President and the sole stockholder of Weston Investments, Inc., a private investment company. Mr. Tyler is also the President of Days Cove Reclamation Company, a landfill operation and construction company, and a partner and managing director of Bedford Capital Corporation, a New York consulting firm. In addition, Mr. Tyler is a member of the Board of Directors of Synagro Technologies, Inc. Mr. Tyler's term on the Board of Directors expires in 2001.

DIRECTORS' COMPENSATION

         Directors who are also employees of the Company or one of its subsidiaries do not receive additional compensation for serving as directors. Each director who is not an employee of the Company or one of its subsidiaries receives a fee of $1,000 for each Board and committee meeting (unless held on the same day as a Board meeting) actually attended. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.

         Under the Company's Directors' Stock Option Plan, each director who is not an employee of the Company and has not been an employee of the Company at any time during the twelve months preceding his initial election or appointment to the Board is automatically granted an option to purchase 10,000 shares of Common Stock at the time of his or her initial election or appointment. In addition, each outside director is automatically granted an option to purchase 5,000 shares of Common Stock on January 1 of each year. These options have an exercise price equal to the fair market value of the Common Stock on the date of grant, vest in full on the date of the grant and expire at the earlier of ten years from the date of grant or one year after the director ceases to be a member of the Board.

AUDIT AND COMPENSATION COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee or a committee performing the functions of a nominating committee. The members of the Audit Committee are Messrs. Hatsopoulos, McEneaney and Tyler. The principal duties of the Audit Committee are to recommend to the Board of Directors the selection of the Company's independent accountants, discuss and review with the Company's independent accountants the audit plan, auditor's report and management letter and the Company's accounting policies, and review the accounting procedures and internal control procedures recommended by the Company's independent accountants. The members of the Compensation Committee are Messrs. McEneaney, Ramsey and Tyler. The principal duties of the Compensation Committee are to establish and review the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs, review annually officers' and key employees' salaries, management incentives and stock options, and administer the Company's stock option plans, management incentive plans and other long-term incentive plans.

         The Board of Directors met seven times during 2000. During 2000, the Audit Committee met on nine occasions and the Compensation Committees met on four occasions. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. McEneaney, Ramsey and Tyler served on the Compensation Committee of the Board of Directors during 2000. William A. Rothrock IV, who resigned from the Board of Directors in May 2001, also served on the Compensation Committee during 2000.

         From 1990 to January 2001, Mr. Rothrock was Vice President - Business Development for Sanifill, Inc. and, subsequently, Waste Management, Inc. Sanifill, which is now an affiliate of Waste Management, has the right to purchase 1,000,000 shares of Common Stock pursuant to the terms of a warrant issued by the Company to Sanifill in December 1996. Set forth below is a summary of certain transactions involving the Company and Waste Management that occurred during 2000. The Company does not believe that Mr. Rothrock had a direct or indirect material interest in any of the transactions described below:

         o During 2000, certain of the Company's businesses delivered waste to various landfills operated by Waste Management.

         o In May 1998, the Company acquired from Waste Management substantially all of the assets of City Environmental, Inc. including, without limitation, a hazardous and nonhazardous waste treatment facility located in Detroit, Michigan. In connection with the acquisition of this facility, the Company and Waste Management entered into (i) a disposal agreement whereby the Company agreed, for a period of 20 years, to deliver to certain landfills operated by Waste Management all of the nonhazardous waste generated from the operations of the Detroit facility, and (ii) a leachate disposal agreement whereby Waste Management agreed, for a period of 20 years, to deliver to the Detroit facility for processing and disposal all leachate (up to a maximum of 35 million gallons per year) from certain landfills operated by Waste Management in the Detroit area. In addition, the Company also agreed, for a period of 14 years commencing in May 2003, to pay to Waste Management a monthly royalty fee equal to 6% of the net revenues derived from the Detroit facility. In December 1999, the Company notified Waste Management that, as a result of the temporary closure of the Detroit facility, the Company was exercising its right to terminate the disposal agreement. Waste Management subsequently notified the Company that the termination of the disposal agreement constituted a breach of the agreement by the Company. In December 2000, the Company and Waste Management agreed to (x) terminate the Company's obligation to pay any monthly royalty fees to Waste Management based upon the revenues of the Detroit facility, and (y) terminate the disposal agreement, thus relieving the Company of any further obligation to dispose of the nonhazardous waste generated from the operations of the Detroit facility at Waste Management's landfills. In return for the termination of the royalty fee payments and the disposal agreement, the Company agreed to pay Waste Management the sum of $3.3 million over the next two years. The settlement did not affect Waste Management's obligation to deliver leachate to the Detroit facility for processing and disposal. During 2000, Waste Management paid to the Company fees of approximately $423,000 under this leachate disposal agreement.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation of the Chief Executive Officer and the four other former and current executive officers of the Company (the "Named Executive Officers") whose total salary and bonus for the year ended December 31, 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                              COMPENSATION
                                                         ANNUAL COMPENSATION                     AWARDS
                                              -----------------------------------------      -------------
                                                                            OTHER                                  ALL
                                                                            ANNUAL           STOCK OPTIONS        OTHER
   NAME AND PRINCIPAL POSITION       YEAR      SALARY       BONUS      COMPENSATION (1)         (SHARES)      COMPENSATION (2)
   ---------------------------       ----     --------     --------    ----------------      -------------    ----------------
Michael P. Lawlor,                   2000     $325,000     $      0           $0                     0            $  5,250
  Chairman of the Board and          1999      320,481            0            0               150,000 (3)           5,000
  Chief Executive Officer            1998      175,000      269,750            0               150,000 (3)           3,433

W. Gregory Orr,                      2000     $253,846     $      0           $0                     0            $159,115
  Former President and               1999      271,250            0            0               120,000 (3)           5,000
  Chief Operating Officer (4)        1998      149,231      228,250            0               120,000 (3)             981

Earl J. Blackwell,                   2000     $220,000     $      0           $0                     0            $  5,250
  Chief Financial Officer,           1999      217,000            0            0                80,000 (3)           5,000
  Senior Vice President              1998      119,380      182,600            0                80,000 (3)           3,554
  and Secretary

Gary J. Van Rooyan,                  2000     $156,908     $      0           $0                12,500            $  4,720
  Vice President and General         1999      148,000            0            0                 7,500               3,436
   Counsel (5)                       1998       44,625       45,000            0                50,000                   0

Harry O. Nicodemus IV,               2000     $122,692     $      0           $0                12,500            $  3,017
  Vice President and Chief           1999       34,500            0            0                25,000                   0
  Accounting Officer (6)             1998          N/A          N/A          N/A                   N/A                 N/A

-------------------
(1) Excludes perquisites and other benefits, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of the total of such officer's annual salary and bonus.
(2) With the exception of Mr. Orr, these figures represent contributions made by the Company to the Company's 401(k) & Profit Sharing Plan on behalf of the named officer. The 2000 figure for Mr. Orr includes $21,154 of severance payments made to Mr. Orr during 2000, $32,711 of accrued vacation and an additional $100,000 paid to Mr. Orr in connection with his resignation as an executive officer of the Company.
(3) These stock options were canceled in October 1999 by the mutual agreement of the executive officer involved and the Company. No consideration was paid to any of the executive officers in connection with the cancellation of these stock options.
(4) In November 2000, Mr. Orr resigned as an executive officer of the Company. Mr. Orr remains a director of the Company.
(5)   Mr. Van Rooyan was employed by the Company in September 1998.
(6)   Mr. Nicodemus was employed by the Company in September 1999.

OPTIONS GRANTED

     The following table sets forth information concerning stock options granted during the last fiscal year to the Named Executive Officers.



                                               OPTION/SAR GRANTS IN 2000(1)
                                                     INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------------
                                                PERCENTAGE OF
                                  OPTIONS       TOTAL OPTIONS        EXERCISE
                                  GRANTED         GRANTED TO           PRICE           EXPIRATION         GRANT DATE
      NAME                      (SHARES)(2)    EMPLOYEES IN 2000    (PER SHARE)(3)        DATE         PRESENT VALUE(4)
      ----                     -------------   -----------------   ----------------   ------------    ------------------
Michael P. Lawlor                       0             N/A                 N/A              N/A                N/A

W. Gregory Orr                          0             N/A                 N/A              N/A                N/A

Earl J. Blackwell                       0             N/A                 N/A              N/A                N/A

Gary J. Van Rooyan                  7,500            1.7%                $6.81          03/21/10            $43,350

Gary J. Van Rooyan                  5,000            1.1%                $2.25          12/20/10            $ 9,200

Harry O. Nicodemus IV               7,500            1.7%                $6.81          03/21/10            $43,350

Harry O. Nicodemus IV               5,000            1.1%                $2.25          12/20/10            $ 9,200


-----------------------
(1)  No stock appreciation rights were granted in 2000.
(2) All options are exercisable 33.3% on the first anniversary date of the date of grant, 33.3% on the second anniversary of the date of grant, and 33.4% on the third anniversary of the date of grant. Options may be accelerated as a result of a change in control or other event as described below.
(3) Exercise price is based upon fair market value on the date of the grant.
(4) The Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table, using a weighted average of assumption values for the grants shown in the table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the grant date present value: an option term of 10 years, weighted average volatility of 77.08%, no dividend yield, and weighted average interest rate of 5.95%. The real value of the options in this table depends upon the actual performance of the Common Stock during the applicable period.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides certain information on stock option exercises in 2000 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2000.



                         AGGREGATED OPTION/SAR EXERCISES IN 2000 AND 12/31/00 OPTION/SAR VALUES(1)

                                                                      NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                                                  OPTIONS AT DECEMBER 31, 2000         IN-THE-MONEY OPTIONS AT
                                NUMBER OF                                   (SHARES)                     DECEMBER 31, 2000(2)
                             SHARES ACQUIRED                     -------------------------------    -------------------------------
      NAME                     ON EXERCISE     VALUE REALIZED      EXERCISABLE   UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
      ----                     -----------     --------------      -----------   -------------        -----------   -------------
Michael P. Lawlor                  N/A              N/A              300,000             0                $0            $  0

W. Gregory Orr                     N/A              N/A                    0             0                 0               0

Earl J. Blackwell                  N/A              N/A                    0             0                 0               0

Gary J. Van Rooyan                 N/A              N/A               35,834        34,166                 0             313

Harry O. Nicodemus IV              N/A              N/A                8,333        29,167                 0             313


-------------------
(1) No stock appreciation rights are outstanding.
(2) Based on the closing price of the Common Stock on the American Stock Exchange on the final trading day of 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         Both Mr. Lawlor and Mr. Blackwell have entered into an employment agreement with the Company. Under the terms of the employment agreements, the 2001 base salaries of Mr. Lawlor and Mr. Blackwell are $325,000 and $220,000, respectively, with each executive officer having the right to receive incentive compensation at the discretion of the Board of Directors. Each employment agreement is for a term of five years with the term to be extended an additional one year on each anniversary date of the employment agreement, unless either party gives notice that the term of the employment agreement should not be so extended. If the employee's employment is terminated by the Company without cause, then the employee will continue to receive his base salary and employee benefits for the remainder of the term of his employment agreement and all stock options previously granted to the employee will immediately become exercisable. If his employment is terminated by the Company with cause, then the employee will not be entitled to earn any further compensation or benefits under his employment agreement. If the Company undergoes a "change in control," as that term is defined in the employment agreements, then, under certain circumstances, the employee will have the right to terminate his employment agreement and (i) require the Company to pay to him a lump sum amount equal to approximately three times his "base amount," as defined in Section 280G of the Internal Revenue Code, and (ii) cause all stock options previously granted to him to immediately become exercisable. This base amount is generally equal to the average annual gross income of the employee for the five taxable years ending before the date on which the change in control occurs. This payment will be in lieu of any further compensation or benefits payable to the employee under the employment agreement. The employment agreement also contains a covenant by the employee not to compete with the Company at any time during his employment and for a period of two years after the termination of his employment, except for a termination subsequent to a change in control or a termination by the employee with cause.

         Mr. Van Rooyan and Mr. Nicodemus have also entered into employment agreements with the Company. Under the terms of the employment agreements, the 2001 base salaries of Mr. Van Rooyan and Mr. Nicodemus are $161,200 and $140,000, respectively, with each employee having the right to receive an annual bonus of up to fifty percent of his base salary based upon the performance of the employee and the results of the Company's business and operations. Each employment agreement has a term of three years with the term to be extended an additional one year on each anniversary date of the employment agreement, unless either party gives notice that the term of the employment agreement should not be so extended. If the employee's employment is terminated by the Company without cause, the employee will continue to receive his base salary and employee benefits for a period of one year after the termination date, and all stock options granted to the employee will immediately become exercisable. If his employment is terminated by the Company with cause, then the employee will not be entitled to earn any further compensation or benefits under his employment agreement. If the Company undergoes a "change in control," then, under certain circumstances, the employee will have the right to terminate his employment agreement and (i) require the Company to pay to him a lump sum amount equal to approximately three times his "base amount," as defined in Section 280G of the Internal Revenue Code, and (ii) cause all stock options previously granted to him to immediately become exercisable. In addition, upon the occurrence of certain other triggering events (such as the removal or involuntary resignation of the executive officer to whom the employee currently reports or a change in the organizational structure of the Company's senior management which results in the employee reporting to a person other than such executive officer), the employee has the right to terminate his employment agreement and (i) require the Company to pay to him a lump sum amount equal to his then current base salary, and (ii) cause all stock options previously granted to him to immediately become exercisable. Any such payment will be in lieu of any further compensation or benefits payable to the employee under the employment agreement. The employment agreement also contains a covenant by the employee not to compete with the Company at any time during his employment and for a period of two years after the termination of his employment, except for a termination subsequent to a change in control or a termination by the employee with cause.

         In November 2000, Mr. Orr resigned as an executive officer of the Company. In connection with his resignation, the Company and Mr. Orr entered into an agreement which, among other things, (i) prohibits Mr. Orr from engaging for a period of two years in certain activities that would compete with the Company's business operations, and (ii) requires the Company to make approximately $1.2 million in severance payments to Mr. Orr. These payments will be made bi-weekly continuing through February 12, 2005. In addition, shortly after his resignation, the Company made a one-time payment of $100,000 to Mr. Orr.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee is responsible for establishing and reviewing the Company's arrangements and programs for compensating executive officers of the Company. The Compensation Committee is currently composed of Messrs. McEneaney, Ramsey and Tyler.

         The Company's executive compensation program is designed to provide competitive compensation and benefit programs that attract and retain capable executives who are integral to the success of the Company, reward them for superior performance and provide them with an economic incentive to increase stockholder value. The Compensation Committee believes its policies are best implemented by providing compensation comprised of separate components, all of which are designed to motivate executive performance. These components are a salary, short-term incentive compensation (bonus) and, in appropriate cases, long-term incentive compensation (stock options). The bonuses and stock options are in addition to executives' yearly base salaries, which are intended to be competitive with companies which the Compensation Committee believes are comparable to the Company.

BASE SALARY

         In setting each executive officer's base salary, the Compensation Committee takes into consideration, among other things, the executive officer's level of experience, responsibilities and performance and salaries for comparable positions at other companies in the same or similar businesses of the Company. In making salary recommendations or decisions, the Compensation Committee exercises its discretion and judgment based on these and other relevant factors. The Compensation Committee does not apply any specific formula to determine the weight of any particular factor.

INCENTIVE BONUS AWARDS

         Short-term incentive compensation plans are intended to provide executive officers with an incentive to act in a manner that accentuates Company performance and, therefore, stockholder value. The Compensation Committee believes that growth in earnings per share is an appropriate measure of short-term corporate performances. Accordingly, in 2000, the Compensation Committee adopted an incentive compensation plan (the "Incentive Plan") under which each Named Executive Officer was eligible to earn a cash bonus based upon the growth of the Company's earnings per share in excess of targeted levels.

STOCK OPTIONS

         In 1996, the Company established the U S Liquids Inc. 1996 Incentive Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to promote the long-term growth and profitability of the Company and the value of the Common Stock by providing selected employees of the Company and its subsidiaries with incentives to contribute to the success of the Company. The 1996 Plan provides for both the grant of incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and options which do not qualify as incentive stock options. In awarding options under the 1996 Plan, the Compensation Committee considers various factors, such as the past and expected future performance of an employee and the extent to which an employee has been compensated for his or her performance. The Compensation Committee has not established any fixed formula for awarding options under the 1996 Plan. The exercise price for options issued under the 1996 Plan must, in the case of incentive stock options, be at least equal to the fair market value of the Common Stock subject to the option at the time the option is granted, and in the case of nonqualified stock options, be at least equal to 75% of the fair market value of the shares subject to the option at the time it is granted.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Compensation Committee applied the executive compensation policies and programs described above in determining the total compensation of Michael P. Lawlor, the Company's Chief Executive Officer. Mr. Lawlor's base salary for 2000 was $325,000. Under the terms of the Incentive Plan, Mr. Lawlor was eligible to earn a cash bonus based upon the growth of the Company's earnings per share. Because the Company's 2000 earnings per share did not equal the minimum target established by the Committee, Mr. Lawlor did not receive any bonus for the fiscal year ended December 31, 2000. No options or other long-term incentives were granted to Mr. Lawlor in 2000.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code generally limits the annual tax deduction for applicable remuneration paid to the Company's Chief Executive Officer and certain other highly compensated executive officers to $1,000,000. The Compensation Committee does not believe that the applicable remuneration to be paid to the Company's executives will exceed the deduction limit set by Section 162(m).

                            JAMES F. MCENEANEY, JR.
                            ROGER A. RAMSEY
                            ALFRED TYLER 2ND

                            COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. The American Stock Exchange listing standards require that all American Stock Exchange- listed companies have audit committees composed of at least three independent directors. The Company's Audit Committee is currently composed of three outside directors, each of whom meets the independence requirements of the American Stock Exchange listing standards.

         The Audit Committee acts under a written charter first adopted by the Board of Directors during 2000. A copy of the charter is attached as Exhibit "A" to this Proxy Statement.

         In connection with the Company's consolidated financial statements for the fiscal year ended December 31, 2000, the Audit Committee has:

         o reviewed and discussed the audited financial statements with management;

         o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

         o received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors that firm's independence from management and the Company.

         Based on these actions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                            JOHN N. HATSOPOULOS
                            JAMES F. MCENEANEY, JR.
                            ALFRED TYLER 2ND

                            AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS

STOCK PERFORMANCE GRAPH

         The following graph shows the cumulative total stockholder return on the Company's Common Stock over the period commencing on August 20, 1997 (i.e., the date of the Company's initial public offering) and ending on December 31, 2000, as compared to the returns of the American Stock Exchange Market Index (the "AMEX Index") and a peer group selected by the Company (the "Peer Group"). The graph assumes $100 was invested on August 20, 1997 in the Company's Common Stock, the AMEX Index and the Peer Group and assumes reinvestment of dividends.


























                                       08/20/97        12/31/97      12/31/98      12/31/99       12/31/00
                                       --------        --------      --------      --------       --------
U S Liquids Inc....................     $100.00         $103.67       $165.14       $ 61.47        $ 16.06

Peer Group.........................      100.00           98.94         77.79         53.09          56.81

AMEX Index.........................      100.00          105.48        104.05        129.72         128.13


         The Peer Group is based one-fourth on an oil and gas field services component (SIC Code 1389), one-fourth on an animal and marine fats and oils component (SIC Code 2077), one-fourth on an air and water resource and solid waste management component (SIC Code 9511), and one-fourth on a refuse systems component (SIC Code 4953). The companies included in the Peer Group Index are as follows: SIC Code 1389 -- BJ Services Co., Black Warrior Wireline Corp., Bouygues Offshore, S.A., Cal Dive International, Inc., Core Laboratories N.V., Eurasia Gold Fields, Inc., Global Industries, Ltd., Hanover Compressor Holdings, ICO Inc., Infinity, Inc., Marine Shuttle Operations Inc., Newpark Resources, Inc., Oceaneering International, Inc., OSCA Inc., Petrominerals Corporation, Precision Drilling Corporation, Ramex Synfuels International Inc., Schlumberger Limited, Simex Technologies, Inc., Superior Energy Services, Inc., Transcoastal Marine Services, Inc., Upland Energy Corp., Varco International Inc., and Willbros Group, Inc.; SIC Code 2077 -- Darling International, Inc. and Zapata Corporation; SIC Code 9511 -- Brascan Corporation, nSTOR Technologies, Inc. and Pan International Gaming; and SIC Code 4953 -- 3CI Complete Compliance Corp., Allied Waste Industries, Inc., American Ecology Corporation, ATG Inc., Avalon Holdings Corporation, Biofarm Inc., Capital Environmental Resource, Inc., Casella Waste Systems, Inc., Clean Harbors, Inc., Commodore Applied Technologies, Inc., Commodore Environmental Services, Inc., EarthCare Company, Envirogen, Inc., Environmental Safeguards, Inc., Imperial Petroleum Recovery Corp., Industrial Ecosystems Inc., Industrial Services of America, Inc., International Foam Solutions, KBF Pollution Management Inc., Med/Waste, Inc., Mercury Waste Solutions, Inc., MPM Technologies, Inc., Nesco Industries, Inc., Op-Tech Environmental Services, Inc., PDG Environmental, Inc., Perma-Fix Environmental Services, Inc., Phoenix Waste Services Company, Inc, Probex Corporation, Quadratech Inc., Quantum Group Inc., Republic Services, Inc., Rich Coast Inc., Scherer Healthcare, Inc., Sevenson Environmental Services, Inc., Stericycle, Inc., Synagro Technologies, Inc., Technical Environment Solutions Inc., Ustman Technologies Inc., Waste Connections, Inc., Waste Industries, Inc., Waste Management, Inc., Waste Systems International Inc., and Windswept Environment Group, Inc.

               APPROVAL OF U S LIQUIDS INC. 2001 STOCK AWARDS PLAN
                                    (ITEM 2)

         On April 30, 2001, the Board of Directors adopted, subject to stockholder approval, the U S Liquids Inc. 2001 Stock Awards Plan (the "2001 Plan"). A copy of the 2001 Plan is attached to this Proxy Statement as Exhibit "B", to which reference is made for a full statement of its terms. Stockholders are encouraged to read the 2001 Plan in its entirety. The following sections describe the background of the Board's decision to adopt the 2001 Plan and its material terms.

EXISTING PLANS

         In 1996, the Board of Directors and stockholders of the Company adopted the 1996 Plan for its employees, including executive officers. Under the 1996 Plan, the Company can grant both incentive stock options and nonqualified stock options, however, the 1996 Plan does not provide for the use of equity-based incentives other than stock options, such as restricted stock awards. The number of shares of Common Stock issuable under the 1996 Plan is automatically adjusted on the first day of each fiscal year to an amount equal to fifteen percent (15%) of the total number of shares of Common Stock which are outstanding on such date, provided that the number of shares issuable under the 1996 Plan will not be less than 1,500,000 shares nor exceed 3,000,000. The Company currently has outstanding options with respect to 1,291,028 shares of Common Stock under the 1996 Plan and 790,573 shares are currently available for grant under the 1996 Plan. The number of shares available for grant may vary in the future based on the limitations described above.

         In 1997, the Board of Directors adopted and stockholders of the Company approved the U S Liquids Inc. Directors Stock Option Plan (the "Directors Plan") for the benefit of members of the Board of Directors of the Company who are not employees of the Company or its affiliates. Under the Directors Plan, each non-employee director receives a grant of an option to purchase 10,000 shares of the Company's Common Stock upon the date of his initial election to the Board of Directors. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock on January 1st of each calendar year. The exercise price of all options granted under the Directors Plan must be equal to the fair market value of the Common Stock at the time the option is granted. The Company currently has outstanding options with respect to 134,000 shares of Common Stock under the Directors Plan and 165,000 shares are currently available for grant under the Directors Plan.

         In 1999, the Board of Directors adopted the U S Liquids Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan was approved by the stockholders of the Company in 2000. Only employees of the Company and its subsidiaries are entitled to participate in the Stock Purchase Plan. The executive officers of the Company may participate in the Stock Purchase Plan on the same basis as all other employees of the Company. The Stock Purchase Plan allows employees of the Company and its subsidiaries to use a portion of their salaries to purchase the Company's Common Stock at a discount to the market price. The Stock Purchase Plan is administered by a committee appointed by the Board of Directors. The Company reserved 500,000 shares for issuance under the Stock Purchase Plan and has issued 161,930 shares to employees pursuant to the Stock Purchase Plan.

REASONS FOR ADOPTING THE 2001 PLAN

         The Board of Directors believes that while stock options represent the traditional means of attracting and retaining employees and executives, other methods of equity-based incentive compensation are of increasing importance in this regard. The 1996 Plan does not provide for the grant of equity-based incentive compensation other than stock options. In addition, there are currently only 790,573 shares available for grant under the 1996 Plan. For these reasons, the Board of Directors has adopted the 2001 Plan. If the 2001 Plan is approved by the stockholders, the Company will have an aggregate of 2,420,834 shares available under the 2001 Plan and the 1996 Plan, the Directors Plan and the Stock Purchase Plan which, if exercised, would represent 13.2% of the Company's outstanding Common Stock. It is not expected, however, that options with respect to all available shares will be granted immediately.

         The 2001 Plan is intended to provide the Company with flexibility in providing officers and employees of the Company and its affiliates, and consultants to the Company and its affiliates (the "Eligible Participants"), an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the growth in the price of the Common Stock. The 2001 Plan will provide for the granting of a variety of types of awards, including stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards, or any combination thereof. Shares of Common Stock which are attributable to awards which have expired, terminated or been canceled or forfeited will be available for issuance or use in connection with future awards. The different types of awards available under the 2001 Plan are intended to provide the Company with the means to keep its compensation system competitive, but the inclusion of a type of award in the 2001 Plan does not require the Company to make grants utilizing it.

         The significant provisions of the 2001 Plan are described in the following sections.

ADMINISTRATION

         The 2001 Plan will be administered by the Compensation Committee of the Board of Directors or such other committee as the Board may establish (the "Committee"). The 2001 Plan requires that the Committee be (i) constituted so as to permit the plan to comply with the applicable rules promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and (ii) composed solely of outside directors within the meaning of Section 162(m) of the Code, as amended. The Committee will have the power to determine which of the Eligible Participants will receive an award; the time or times when awards will be made; the type of awards to be made; the number of shares of Common Stock to be issued under the award or the value of the award; and the other terms and conditions of the awards, including the terms of any vesting provisions (whether based on the passage of time or the occurrence of an event, such as achieving a certain performance standard) to be included therein.

         The Committee is authorized to interpret the 2001 Plan and the agreements executed pursuant to the plan, to prescribe such rules and regulations relating to the 2001 Plan as it may consider advisable, and to determine the terms, restrictions and provisions of each award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated options to qualify as incentive stock options, and to make all other determinations necessary or advisable for administering the 2001 Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any agreement relating to an award. The decisions of the Committee relating to the 2001 Plan will be conclusive.

SHARES AVAILABLE

         The aggregate number of shares of Common Stock that may be subject to awards under the 2001 Plan is 3,500,000 shares. However, the aggregate number of shares of Common Stock available under the 2001 Plan will be reduced by the number of shares (i) issued pursuant to the exercise of options under the 1996 Plan, and (ii) subject to granted and unexercised options under the 1996 Plan. In addition, the number of shares is subject to adjustment upon the occurrence of certain events, such as stock splits and stock dividends, as provided in the 2001 Plan. Shares of Common Stock which are attributable to awards under the 2001 Plan which expire, terminate or are canceled or forfeited will become available for issuance or use in connection with future awards.

         As of June 1, 2001, the market value of Common Stock was $4.35 per share.

PARTICIPATION AND ELIGIBILITY

         Under the 2001 Plan, awards may be made only to persons who are Eligible Participants on the date of the award. There are currently approximately 1,380 employees of the Company, including the executive officers, and consultants who will be eligible to participate in the 2001 Plan.

TERMS AND CONDITIONS OF AWARDS

         The 2001 Plan became effective as of April 30, 2001, the date of its adoption by the Board of Directors, subject to approval of the 2001 Plan by the stockholders of the Company within twelve months thereafter. No awards may be granted under the 2001 Plan after the expiration of ten years from the date of its adoption by the Board of Directors. The 2001 Plan remains in effect as to awards made prior to the expiration of ten years until such awards have been satisfied or have expired.

         The 2001 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, performance awards, and phantom stock awards. Awards of one type may be made separately or in conjunction with awards of another type. Each type of award is described below. Awards may be subject to restrictions on vesting and exercisability imposed by the Committee, such as continued service to the Company or satisfaction of performance standards. All awards under the Plan will fully vest, however, upon the occurrence of a change of control of the Company, as defined in the Plan. In general, a change in control of the Company means (i) a person or group acquires, more than 30% of the Company's voting securities,
(ii) a change in a majority of the members of the board of directors of the Company shall occur, (iii) a merger, consolidation or similar transaction occurs in which the persons who were the owners of a majority of the voting securities of the Company before such transaction cease to own a majority of the voting securities of the Company after the transaction, (iv) a sale of all or substantially all of the assets of the Company, or (v) the Company's Common Stock ceases to be listed on any national securities exchange.

TYPES OF AWARDS

         STOCK OPTIONS: A stock option grants the holder the right to purchase Common Stock in the future at a price fixed at the time the option is granted. The 2001 Plan will provide for two types of options: incentive stock options and nonqualified stock options. The Committee will designate Eligible Participants to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 2001 Plan; provided, however, that incentive stock options may only be granted to employees of the Company or its subsidiaries. The term of any option granted under the 2001 Plan shall be determined by the Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock in options granted under the 2001 Plan will be determined by the Committee; provided, however, that the exercise price of an incentive stock option cannot be less than the fair market value of a share of Common Stock on the date such option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must be at least 110% of the fair market value of a share of Common Stock at the time such option is granted. The exercise price of options granted under the 2001 Plan will be paid in full in a manner prescribed by the Committee.

         STOCK OPTION PLAN: A stock appreciation right permits the holder thereof to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the exercise price of the stock appreciation right. Stock appreciation rights may or may not be granted in connection with the grant of a stock option. A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Committee.

         RESTRICTED STOCK AWARDS: A restricted stock award is the issuance or delivery of Common Stock to the Eligible Participant without any cash payment to the Company, except to the extent otherwise provided by the Committee or required by law, subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Committee that are based on (i) the price of the Common Stock, (ii) the Company's earnings per share, (iii) the revenue of the Company or an affiliate designated by the Committee, (iv) the revenue of a business unit of the Company or an affiliate designated by the Committee, (v) the return on stockholders' equity achieved by the Company or an affiliate designated by the Committee, (vi) the pre-tax cash flow from operations of the Company or an affiliate designated by the Committee, (vii) the Company's return on capital, or
(viii) the Company's return on assets, (b) the grantee's continued service or employment with the Company or an affiliate for a specified period of time, or
(c) a combination of factors. The Company will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An Eligible Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the Eligible Participant of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such participant will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

         PERFORMANCE STOCK AWARDS: A performance award is an award of the right to receive a payment in cash or in securities at a future date if certain performance standards are satisfied over a measurement period. Performance awards may be paid in cash, Common Stock, or a combination thereof as determined by the Committee. Performance awards granted under the 2001 Plan will have a maximum value established by the Committee at the time of the grant. A grantee's receipt of such amount will be contingent upon satisfaction by the Company, or any affiliate, division or department thereof, of future performance conditions established by the Committee prior to the beginning of the performance period. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period except as otherwise provided by the Committee at the time of grant.

         PHANTOM STOCK AWARDS: A phantom stock award is an award of the right to receive amounts equal to the appreciation of the Company's Common Stock over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event established by the Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award will terminate if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Committee must take into account the grantee's responsibility level, performance, potential, other awards under the 2001 Plan, and other such considerations as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Committee. Any payment made in Common Stock will based upon the fair market value of the Common Stock on the payment date.

FEDERAL INCOME TAX CONSEQUENCES

         NONQUALIFIED STOCK OPTIONS: Under the Code, a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize ordinary income upon the exercise of a nonqualified option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. The Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant, although there will be no tax consequences for the Company.

         INCENTIVE STOCK OPTIONS: The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the employment requirements specified in the Code are satisfied, although such exercise may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss, assuming the shares represent a capital asset in the participant's hands.

         STOCK APPRECIATION RIGHTS: Generally, a recipient does not realize taxable income upon the grant of a stock appreciation right but realizes ordinary income upon its exercise in an amount equal to the cash received and/or the fair market value of any Common Stock received. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Upon the subsequent sale of shares acquired pursuant to a stock appreciation right, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant.

         PERFORMANCE AWARDS AND PHANTOM STOCK: A participant will realize ordinary income when a performance award or phantom stock award is paid in an amount equal to the cash or the fair market value of the Common Stock the participant receives. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds federal income tax with respect to the amount of such compensation. Cash dividend equivalents paid to the participant with respect to phantom stock are ordinary compensation income to the participant and deductible as such by the Company.

         RESTRICTED STOCK: In general, a participant receiving restricted stock does not realize taxable income upon the grant of restricted stock. A participant will, however, realize ordinary income when the restricted stock becomes vested to the extent that the fair market value of the Common Stock on that date exceeds the price, if any, paid for the restricted stock or, if no price was paid, to the extent of the fair market value of the Common Stock on that date. However, the participant may elect (within 30 days after the grant of restricted stock) to realize ordinary income on the date of the grant to the extent of the fair market value of the restricted stock (determined without regard to restrictions on transferability and any substantial risk of forfeiture). If such election is made, the participant will not realize ordinary income when the restricted stock becomes vested. In addition, if such an election is made and the restricted stock is subsequently forfeited, the participant is not entitled to a deduction but will be allowed a capital loss equal to the excess of the amount paid, if any, for such shares over the amount realized if any, on such forfeiture. Upon a subsequent sale of vested restricted stock, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. The Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the recipient of the restricted stock, provided that the Company withholds federal income tax with respect to the amount of such compensation. Dividends paid to the participant on restricted stock during the restricted period are ordinary compensation income to the participant and deductible as such by the Company.

         SECTION 162(m): Code Section 162(m) generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1.0 million in any calendar year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2001 Plan is approved by the stockholders of the Company, the Company believes that options granted with an exercise price at least equal to 100% of the fair market value of the underlying Common Stock at the date of grant, and other awards, the settlement of which is conditioned upon achievement of performance goals (based on criteria described above), will qualify as such "performance-based compensation," although other awards under the 2001 Plan may not so qualify.

FINANCIAL ACCOUNTING TREATMENT

         An award of equity based incentive compensation under the 2001 Plan will generally be considered to be compensatory for financial accounting purposes. This means that awards under the 2001 Plan may result in additional compensation expense equal to the value of the award. When recognized, such additional compensation expense will reduce the Company's net income. The amount and timing of the compensation expense to be recognized by the Company will depend on whether the value of the award is fixed or variable.

         The value of an award is finally determined when both the number of shares and the price to be paid are fixed. Until that date its value is considered to be variable. For example, if a stock option is awarded to an employee which permits the employee to purchase a set number of shares at a fixed price, the value of the award will be considered to be fixed at the date of the grant of the option. In that case, any compensation expense related to the grant of the option will be recognized on the date of the grant. If the option provides that the option exercise price is equal to or greater than the fair market value as of the date of grant, no compensation expense will be recognized because the option will have no value as of that date. If the exercise price is less than the exercise price on the date of the grant, the compensation related to the option will be fixed and will be amortized over the vesting period (if any) of the option. The value of option awards which have not yet become fixed are re-measured from period to period with the change in value recorded as compensation expense.

         In contrast, a stock appreciation right permits the holder to receive the appreciation in value of a share of Common Stock between the date the appreciation right is granted and the exercise date. For financial reporting purposes, the Company will recognize compensation expense each year equal to the difference between the fair market value of Common Stock at the end of the period and the stated exercise price of the award on the date it is granted. In general, stock appreciation rights, phantom stock awards and performance stock awards are variable awards, the value of which must be accounted for on each balance sheet date.

TERMINATION AND AMENDMENT

         The Board may terminate or amend the 2001 Plan at any time, but no such termination or amendment may impair the rights of a holder of an award under the 2001 Plan without the consent of the holder. Without stockholder approval, however, the Board may not amend the 2001 Plan to (i) increase the maximum number of shares which may be issued under the 2001 Plan, or on exercise or surrender of an award, except as provided in Paragraph XII of the 2001 Plan,
(ii) change the option price, (iii) change the class of persons eligible to receive awards or materially increase the benefits accruing to Eligible Participants under the 2001 Plan, (iv) extend the maximum period during which awards may be granted under the 2001 Plan, (v) modify materially the requirements as to eligibility for participation in the 2001 Plan, or (vi) decrease any authority granted to the Committee in contravention of Rule 16b-3 of the Exchange Act.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                    (ITEM 3)

         The Board of Directors, upon recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent accountants for 2001. Stockholders are being asked to ratify this action, and proxies solicited on behalf of the Board of Directors will be voted for ratification of Arthur Andersen LLP as the Company's independent accountants unless otherwise specified.

         Arthur Andersen LLP has served as the Company's independent public accounting firm since November 1996. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting. The representative will be afforded an opportunity to make a statement, if he or she desires to do so. It is anticipated that the representative will also be available to answer appropriate questions.

         If the appointment of Arthur Andersen LLP is not ratified, the matter of the appointment of independent accountants will be considered by the Board of Directors.

       The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by Arthur Andersen LLP.


     Audit Fees  ............................................     $385,000
     Financial Information Systems
     Design and Implementation Fees  ........................            0
     All Other Fees (a) (b)  ................................      312,000
                                                                   -------
                                                                  $697,000
----------------------
(a) Includes fees for state and federal income tax services and litigation services.
(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.


                                OTHER INFORMATION

COST OF PROXY SOLICITATION

       The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees, and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expenses in doing so. Proxies also may be solicited personally or by telephone or telegraph. All such solicitations will be made by executive officers or other employees of the Company who will not receive extra compensation therefor.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and to provide copies of those reports to the Company. Based on a review of the reports it has received, or written representations that no reports were required to be filed, the Company believes that during 2000 all
Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were met.

CERTAIN LEGAL PROCEEDINGS

       During the third quarter of 1999, six purported securities class action lawsuits were filed against the Company and certain of its officers and directors in the United States District Court for the Southern District of Texas, Houston Division. These lawsuits have been consolidated into a single action styled IN RE: U S LIQUIDS SECURITIES LITIGATION, Case No. H-99-2785, and the plaintiffs have filed a consolidated complaint. The consolidated complaint alleges violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 (the "Securities Act") on behalf of purchasers of Common Stock in the Company's March 1999 public offering and violations of Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder on behalf of purchasers of Common Stock during the period beginning on May 12, 1998 and ending on August 25, 1999. The plaintiffs generally allege that the defendants made false and misleading statements and failed to disclose allegedly material information regarding the operations of the Company's Detroit facility and the Company's financial condition in the prospectus relating to the Company's March 1999 stock offering and in certain other public filings and announcements made by the Company. The remedies sought by the plaintiffs include designation of the action as a class action, unspecified damages, attorneys' and experts' fees and costs, rescission to the extent any members of the class still hold Common Stock, and such other relief as the court deems proper. During 2000, the Company filed a motion to dismiss the plaintiffs' consolidated complaint. In January 2001, the court entered an Order of Partial Dismissal which dismissed the claims asserted by the plaintiffs under Sections 10(b) and 20(a) and Rule 10b-5 of the Exchange Act, but granted the plaintiffs leave to file an amended complaint. The deadline for filing an amended complaint has passed and the plaintiffs have advised the court that, while preserving all of their rights regarding the claims under Sections 10(b) and 20(a) of the Exchange Act, they will proceed on the current complaint as affected by the Order of Partial Dismissal. Accordingly, it is the Company's understanding that the lawsuit is proceeding with respect to the claims asserted under Sections 11, 12(a)(2) and 15 of the Securities Act only.

       In addition, one stockholder of the Company has filed a lawsuit against certain of the officers and directors of the Company in connection with the operation of the Company's Detroit facility and the securities class action described above. BENN CARMICIA V. U S LIQUIDS INC., ET AL., was filed in the United States District Court for the Southern District of Texas, Houston Division, on September 15, 1999 and was subsequently consolidated with the claims asserted in the securities class action described above. The plaintiff purports to allege derivative claims on behalf of the Company against the officers and directors for alleged breaches of fiduciary duty resulting from their oversight of the Company's affairs. The lawsuit names the Company as a nominal defendant and seeks compensatory and punitive damages on behalf of the Company, interest, equitable and/or injunctive relief, costs and such other relief as the court deems proper. The Company believes that the stockholder derivative action was not properly brought and has filed a motion to dismiss this action in order to allow the Board of Directors to consider whether such litigation is in the best interest of the Company and its stockholders. As of June 1, 2001, no ruling had been made by the court on this motion to dismiss.

ADDITIONAL MATTERS

       While the notice for the Annual Meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the meeting which is not described in this Proxy Statement. If any other business is properly presented, the persons named in the proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

SEC FORM 10-K

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS LATEST FISCAL YEAR IS AVAILABLE WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO REQUESTS A COPY IN WRITING FROM MR. EARL J. BLACKWELL, CHIEF FINANCIAL OFFICER AND SECRETARY, U S LIQUIDS INC., 411 N. SAM HOUSTON PARKWAY EAST, SUITE 400, HOUSTON, TEXAS 77060-3545.

STOCKHOLDER PROPOSALS

       To be considered for inclusion in the Company's proxy statement relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must be received no later than February 8, 2002. To be considered for presentation at the 2002 Annual Meeting, although not included in the proxy statement, proposals must be received between April 11, 2002 and May 11, 2002; provided, however, that in the event that the date of the 2002 Annual Meeting is changed by more than 30 days from July 10th, proposals must be received no later than the close of business on the later of the 60th calendar day prior to such meeting or the 10th calendar day following the day on which public announcement of the date of such meeting was first made. All stockholder proposals should be marked to the attention of Corporate Secretary, U S Liquids Inc., 411 N. Sam Houston Parkway East, Suite 400, Houston, Texas 77060-3545. Further details regarding the information required to be delivered to the Company is set forth in the Company's Bylaws.

                                          By Order of the Board of Directors



                                          Earl J. Blackwell, Secretary

Houston, Texas
June 14, 2001


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                                   EXHIBIT "A"

                                U S LIQUIDS INC.
                             AUDIT COMMITTEE CHARTER


PURPOSE

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, the internal auditors, and the independent accountants.


COMPOSITION

The Audit Committee shall be composed of not less than three or more than five directors who are independent of management. In this context, independent is defined to mean individuals not employed by the Company, who are free of any relationship that, in the opinion of a majority of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members should have experience in business and financial risk management and other public companies, and at least one member of the committee shall have accounting or related financial management expertise. One of the members of the Committee shall be appointed Committee Chairman by the Chairman of the Board of Directors. Appointments of members and the Chairman shall be made at the Board Meeting following the Annual Shareholders Meeting.


AUTHORITY

The Audit Committee is granted the authority to perform each of the specific duties listed under "Specific Duties" in this Charter and, upon direction of the Board of Directors, to investigate any activity of the Company. In addition, the Chairman of the Board may, from time to time, direct specific assignments to the Audit Committee. All employees and consultants are directed to cooperate as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Committee is required to notify the Board of Directors of any intent to retain consultants.


RESPONSIBILITY

The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its responsibility as to accounting policies and reporting practices of the Company and all subsidiaries and the sufficiency of the audits of all Company activities. It is the Board's agent in ensuring the integrity of financial reports of the Company and its subsidiaries, and the adequacy of financial statement disclosures to shareholders. The Audit Committee is the focal point for communication between other directors, the independent auditors and management as their duties relate to financial accounting, reporting and controls.

The Audit Committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, and that the Audit Committee is also responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to ensure the independence of the outside auditor.

The outside auditor is accountable to the Board of Directors and the Audit Committee, whose committee members serve as representatives of shareholders. These shareholder representatives have the ultimate authority and responsibility to select, evaluate, and to nominate the outside auditor to be proposed for shareholder approval in any proxy statement or, where appropriate, replace the outside auditor.

The Audit Committee is responsible for inquiring of management and determining that adequate internal control systems and policies are in place to control business and financial reporting risks.


MEETINGS

The Audit Committee shall meet as frequently and at such times as necessary to carry out its responsibilities. However, the Committee shall meet at least two times per year. It is the Chairman's responsibility to schedule all meetings of the Committee and to see that an agenda is provided. Special meetings will be called as required. Telephone meetings will be held by management with the chairman prior to quarterly earnings releases. Minutes of each of these meetings will be prepared and distributed to all members of the Board of Directors, and a permanent file of the minutes will be maintained by the Secretary of the Company. The Chief Financial Officer functions as the Management Liaison Officer to the Audit Committee.


ATTENDANCE

All members of the Committee should be present at meetings. A majority of committee members will constitute a quorum. All members of the Board of Directors may attend any Audit Committee meeting. The meeting minutes will designate any absences. The Chairman may request members of management, the Director of Internal Audit, and representatives of the Independent Accountants to be present.



SPECIFIC DUTIES

The Audit Committee, in consultation with the Chief Executive Officer and the Chief Financial Officer, shall complete an annual review of performance of the independent accounting firm. They then recommend to the Board of Directors the firm or firms to be selected for examination of the financial statements of the Company and its subsidiaries. The recommendation shall include the scope of the audit and the estimated fees to be paid.

The Audit Committee shall review and approve the annual financial statements and determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any material changes in accounting principles will be discussed.

The Audit Committee shall review with the independent public accountants the recommendations included in the management letter and the informal observances, competence and adequacy of financial, accounting, and internal audit control procedures of the Company and its subsidiaries. On the basis of this review the Audit Committee shall make recommendations to the Board for any material changes which seem appropriate, and follow up to ensure satisfactory resolution.

The Audit Committee shall review with the independent public accountants and financial management of the Company the disposition of the recommendations from the previous audits.

At least annually, the Audit Committee shall review the statement from the outside auditor which delineates all relationships between the auditor and the Company and take action, or recommend the Board of Directors take appropriate action to ensure independence of the outside auditor.

The Audit Committee shall determine by interview with the public accounting firm if there were restrictions imposed by management on the scope or conduct of any audit or examination.

The Audit Committee shall consult with general counsel, corporate financial management, and the independent accountants to confirm that they are unaware of any violations of public law and accounting practices relating to financial reports of the Company and its subsidiaries, the absence of conflicts of interest of directors and officers, and compliance with the provisions of the Foreign Corrupt Practices Act.

Annually the Audit Committee shall review its own charter and report the results of that review and any recommendations to the Board of Directors. Also, the Audit Committee shall complete a self-assessment process at least every two years and review the results with the Board of Directors, top management and auditors.

The Audit Committee shall meet periodically with key management, internal and external auditors, and compliance staff to understand the company control environment and important regulatory issues.

The Audit Committee shall review and assess the internal/external auditors' responsibility for detecting accounting and financial reporting errors, fraud and defalcations, illegal acts and non-compliance with the corporate code of conduct and regulatory requirements.

The Audit Committee shall meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.


REPORTS

At each meeting of the Board of Directors, the Chairman shall present an oral report of activities and the status of any ongoing studies or investigations.

Annually, the Audit Committee shall document the fulfillment of the Committee's responsibilities and duties performed.

                                   EXHIBIT "B"

                                U S LIQUIDS INC.
                             2001 STOCK AWARDS PLAN

                                   I. PURPOSE

         The purpose of the U S Liquids Inc. 2001 Stock Awards Plan (the "Plan") is to provide a means through which U S Liquids Inc., a Delaware corporation (the "Company" or "U S Liquids Inc."), and its subsidiaries, may attract able persons to the Company and to provide a means whereby those employees and consultants upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ or service. A further purpose of the Plan is to provide such employees and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee or consultant, as provided herein.

                                 II. DEFINITIONS

         The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

         (a) "Affiliates" means any "parent corporation" of the Company and any "subsidiary" of the Company within the meaning of Code Sections 424(e) and (f), respectively, and any entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the Company.

         (b) "Award" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award or Stock Appreciation Right.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Change of Control" means the occurrence with respect to the Company of any of the following events:

             (i) a report on Schedule 13D is filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) of the 1934 Act, disclosing that any person, entity or group (within the meaning of Section 13(d) or 14(d) of the 1934 Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of 30% or more of the outstanding shares of common stock of the Company or the combined voting power of the then outstanding securities of the Company;

             (ii) a report is filed by the Company disclosing a response to either Item 6(e) of Schedule 14A of

         Regulation 14A promulgated under the 1934 Act, Item 1 of Form 8-K promulgated under the 1934 Act, or any similar reporting requirement hereafter promulgated by the SEC;

             (iii) any person, entity or group (within the meaning of Section 13(d) or 14(d) of the 1934 Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any common stock of the Company (or securities convertible into common stock) for cash, securities or any other consideration, provided that after consummation of the offer, the person, entity or group in question is the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the 1934
         Act), directly or indirectly, of 30% or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 promulgated under the 1934 Act, in the case of rights to acquire common stock);

             (iv)  the stockholders of the Company shall approve:

                 (A)    any merger, consolidation, or reorganization of the
             Company:

                        (1) in which the Company is not the continuing or surviving corporation,

                        (2) pursuant to which 30 % or more of the then outstanding shares of common stock of the Company would be converted into cash, securities or other property,

                        (3) with a corporation which prior to such merger, consolidation, or reorganization owned 20% or more of the combined voting power of the then outstanding securities of the Company, or

                        (4) in which the Company will not survive as an independent, publicly owned corporation;

                 (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

                 (C)    any liquidation or dissolution of the Company;

             (v) the stockholders of the Company shall approve a merger, consolidation, reorganization, recapitalization, exchange offer, purchase of assets or other transaction after the consummation of which any person, entity or group (within the meaning of the 1934 Act) would own beneficially in excess of 30% of the outstanding shares of common stock of the Company or in excess of 30% of the combined voting power of the then outstanding securities of the Company;

             (vi) the Company's common stock ceases to be listed on the American Stock Exchange (unless such cessation from the American Stock Exchange occurs because the Company is to be listed on the New York Stock Exchange, the NASDAQ National Market system or another national securities exchange); or

             (vii) during any period of two consecutive years, the individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the Company's stockholders, of each new director during any such two-year period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such two-year period.

         (e) "Change of Control Value" shall mean (i) the per share price offered to stockholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

         (g) "Committee" means the Compensation Committee of the Board, or other committee established by the Board, which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of "outside Directors," within the meaning of section 162 (m) of the Code and applicable interpretive authority thereunder.

         (h) "Company" means U S Liquids Inc. and any of its Affiliates.

         (i) A "consultant" means an individual who performs services for the Company or its Affiliates as an independent contractor.

         (j) "Director" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

         (k) An "employee" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

         (l) "1934 Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any specified date, (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System the last reported sales price of the Common Stock on such date or, if no such sale occurred, the average of the closing bid and ask prices as applicable, of the Common Stock on the last trading day before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automate Quotation System such value as the Committee, in its discretion, may determine in good faith.

         (n) "Holder" means an employee or consultant who has been granted an Award.

         (o) "Incentive Stock Option" means an option that is designated as an incentive stock option within the meaning of section 422 (b) of the Code.

         (p) "Nonqualified Stock Option" means an option granted under Paragraph VII of the Plan to purchase Stock which does not constitute an Incentive Stock Option.

         (q) "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

         (r) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

         (s) "Performance Award" means an Award granted under Paragraph X of the Plan.

         (t) "Performance Award Agreement" means a written agreement between the Company and a Holder with respect to a Performance Award.

         (u) "Phantom Stock Award" means an Award granted under Paragraph XI of the Plan.

         (v) "Phantom Stock Award Agreement" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

         (w) "Plan" means the U S Liquids Inc. 2001 Stock Awards Plan, as amended from time to time.

         (x) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

         (y) "Restricted Stock Award" means an Award granted under Paragraph IX of the Plan.

         (z) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

         (aa) "Spread" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

         (bb) "Stock" means the common stock, $0.01 par value, of the Company.

         (cc) "Stock Appreciation Right" means an Award granted under Paragraph VIII of the Plan.

         (dd) "Stock Appreciation Rights Agreement" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within twelve months thereafter. All Awards granted under this Plan prior to stockholder approval of the Plan are expressly subject to the foregoing stockholder approval. If the Plan is not approved by the stockholders within twelve months of the date the Board approved the Plan, the Plan shall terminate and all Awards granted under the Plan shall become void and of no effect. No further Awards may be granted under the Plan after the expiration of ten years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION

         (a) Committee.  The Plan shall be administered by the Committee.

         (b) Powers. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees and consultants shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Phantom Stock Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

         (c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be made in a reasonable, good faith manner.

                 V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
                   RESTRICTED STOCK AWARDS, PERFORMANCE AWARDS
              AND PHANTOM STOCK AWARDS; SHARES SUBJECT TO THE PLAN

         (a) Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more employees or consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph XII, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 3,500,000 shares; provided, however, that the aggregate number of shares of Stock subject to all options granted and either exercised or unexercised and outstanding under the Company's Amended and Restated Stock Option Plan which became effective on November 20, 1996 ("1996 Option Plan") plus the aggregate number of shares of Stock subject to all granted and either exercised or unexercised and outstanding Awards under this Plan cannot exceed 3,500,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. To the extent that an option under the 1996 Option Plan lapses or the rights of the option holder terminate or expire, any shares of Stock subject to such option shall be available for the grant of an Award under this Plan. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock option.

         (b) Stock Offered. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                                 VI. ELIGIBILITY

         Awards may be granted only to persons who, at the time of grant, are employees or consultants of the Company or its Affiliates; provided that, only Employees of the Company or its Affiliate may be granted an Incentive Stock Option. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

                               VII. STOCK OPTIONS

         (a) Option Period. The term of each Option shall be as specified by the Committee at the date of grant; provided that, the term of an Incentive Stock Option cannot exceed ten years from the date of grant.

         (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

         (c) Special Limitations on Incentive Stock Options. No more than 1,500,000 shares of Stock may be subject to Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company and its Affiliates. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

         (d) Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. No individual may be granted in any calendar year an Option to purchase more than 1,000,000 shares of Stock. The option price must be paid in full at the time of each exercise in one or a combination of the following methods (to the extent authorized and approved by the Committee or set forth in the applicable Option Agreement): (a) cash or immediately available funds (including wire transfer, personal check, cashier's check, postal or express money order or bank draft) or (b) with shares of Common Stock already owned by the participant for at least six months. Additionally, in the discretion of the Committee, payment for any shares subject to an Option may also be made by a "cashless exercise" which shall include the following: delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing "cashless exercise", the Company may enter into agreements for coordinated procedures with one or more brokerage firms. Each Option Agreement shall specify the effect of termination of employment or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) on the exercisability of the Option. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options,
(ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

         (e) Option Price and Payment. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Option on the date the Option is granted and (ii) such purchase price shall be subject to adjustment as provided herein. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

         (f) Stockholder Rights and Privileges. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

         (g) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

                         VIII. STOCK APPRECIATION RIGHTS

         (a) Stock Appreciation Rights. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights
Agreement which shall contain such terms and conditions as may be approved by the Committee. No individual may be granted in any calendar year more than 1,000,000 Stock Appreciation Rights. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section
16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (i.e., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall specify the effect of termination of employment or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) on the exercisability of the Stock Appreciation Rights.

         (b) Other Terms and Conditions. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreements may also include, without limitation, provisions relating to (i) vesting of Awards, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical.

         (c) Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price equal to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and (ii) shall be subject to adjustment as provided in Paragraph XII.

         (d) Exercise Period. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

         (e) Limitations on Exercise of Stock Appreciation Right. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                           IX. RESTRICTED STOCK AWARDS

         (a) Forfeiture Restrictions to be Established by the Committee. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon, among other occurrences, (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, (4) the revenue of a business unit of the Company designated by the Committee, (5) the return on stockholders' equity achieved by the Company, (6) the Company's pre-tax cash flow from operations, (7) the Company's return on capital, or (8) the Company's return on assets, (ii) the Holder's continued service or employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph IX(b) or Paragraph XII.

         (b) Other Terms and Conditions. No individual may be awarded more than 1,000,000 shares of Stock that are subject to a Restricted Stock Award in any calendar year. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise encumber or dispose of the Stock until the Forfeiture Restrictions shall have expired, and
(iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or the cessation of performing services as a consultant to the Company (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof, accelerating vesting on a Change of Control, (ii) vesting of Awards, (iii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and (iv) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Restricted Stock Agreements need not be identical.

         (c) Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

         (d) Agreements. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                              X. PERFORMANCE AWARDS

         (a) Performance Period. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

         (b) Performance Awards. Each Performance Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Performance Award in any calendar year where the value of such award exceeds the Fair Market Value of 1,000,000 shares of Stock.

         (c) Performance Measures. A Performance Award shall be awarded to an employee or consultant contingent upon future performance of the employee or consultant or by the Company or any subsidiary, division or department thereof by or in which is he employed or for which he performs services during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

         (d) Awards Criteria. In determining the value of Performance Awards, the Committee shall take into account an employee's or consultant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

         (e) Payment. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance Award may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

         (f) Termination of Employment or Termination of Service. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company or fails to perform services for the Company at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

         (g) Agreements. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

                            XI. PHANTOM STOCK AWARDS

         (a) Phantom Stock Awards. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award, provided that no individual may be granted a Phantom Stock Award in any calendar year for more than 1,000,000 shares of Stock.

         (b) Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

         (c) Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account an employee's or consultant's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

         (d) Payment. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

         (e) Termination of Employment or Termination of Service. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Company or fails to perform services for the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

         (f) Agreements. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such matters as are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

                     XII. RECAPITALIZATION OR REORGANIZATION

         (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

         (c) The Committee may, upon the occurrence of a Change of Control, determine that all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award, other than an Option outstanding hereunder, shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value over the exercise price. Further, in the event of a Change of Control, the Committee, in its discretion, but only if a Holder's Option Agreement does not provide otherwise, shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual Holder: (1) determine a limited period of time for the exercise of such options on or before a specified date (before or after such Change of Control) after which specified date all unexercised
Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall be inapplicable to an Award granted within six (6) months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of Section 16(a) of the 1934 Act. The provisions contained in this paragraph shall not alter any rights or terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

         (d) In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

         (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required stockholder action.

         (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   XIII. AMENDMENT AND TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the stockholders, amend the Plan:

         (a) to increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph XII;

         (b) to change the Option price;

         (c) to change the class of employees or consultants eligible to receive Awards or materially increase the benefits accruing to employees or consultants under the Plan;

         (d) to extend the maximum period during which Awards may be granted under the Plan;

         (e) to modify materially the requirements as to eligibility for participation in the Plan; or

         (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                               XIV. MISCELLANEOUS

         (a) No Right to An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee or consultant any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

         (b) No Employment or Service Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment or service with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment or service at any time.

         (c) Other Laws; Withholding. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

         (d) No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative. However, the Committee may, in its discretion, provide in an Option Agreement (other than with respect to an Incentive Stock Option) that the option right granted to the individual may be transferred (in whole or in part and shall be subject to such terms and conditions as the Committee may impose thereon, including, without limitation, the approval by the Company of the form of transfer agreement) by the individual to (i) the spouse, children or grandchildren of the individual ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the individual, (iii) a partnership in which such Immediate Family Members and, if applicable, the individual are the only partners, or (iv) any other person or entity otherwise permitted by the Committee. Following transfer, any such transferred option rights shall continue to be subject to the same terms and conditions as were applicable to the option rights immediately prior to transfer; provided, however, that no transferred option rights shall be exercisable unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the option rights.

         (f) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

         (g) Section 162(m). If the plan is subject to 162 (m) of the Code, it is intended that the Plan comply fully with and meet all the requirements of
Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162 (m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

         (h) Governing Law. This Plan shall be construed in accordance with the laws of the State of Delaware.

                                      PROXY

                                U S LIQUIDS INC.
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 10, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Earl J. Blackwell and Gary J. Van Rooyan, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of U S Liquids Inc. held of record by the undersigned on May 14, 2001 at the Annual Meeting of Stockholders to be held on July 10, 2001 or any adjournment thereof.

         1.   ELECTION OF DIRECTORS.

         [ ] For all nominees listed below (except as marked to the contrary below).

         [ ]   Withhold authority to vote for all nominees listed below.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                                   Alfred Tyler 2nd
                               James F. McEneaney, Jr.

         2.    APPROVAL OF THE U S LIQUIDS INC. 2001 STOCK AWARDS PLAN.

                   [ ] For               [ ] Against              [ ] Abstain


         3. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001.

                   [ ] For               [ ] Against              [ ] Abstain


         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND
3. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE THEREOF.

         The undersigned hereby acknowledges receipt of the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the proxy.

         Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in the name of the legal entity by authorized person.

         Dated this ____ day of _________________, 2001.



-------------------------------------------
Signature


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Signature


    (Please sign, date and return promptly using the enclosed envelope.)